Exhibit 99.1
COVANTA COMPLETES FIRST STAGE IN THE ACQUISITION OF VEOLIA’S
NORTH AMERICAN ENERGY FROM WASTE BUSINESS
FAIRFIELD, NJ, August 24, 2009—Covanta Holding Corporation (NYSE:CVA) (“Covanta” or the “Company”), a world leader in the development, ownership and operation of Energy-from-Waste (EfW) facilities and other renewable energy projects, today announced that it has successfully completed the first stage in the previously announced acquisition of Veolia’s North American EfW business.
The businesses being acquired in this stage of the acquisition consist of six EfW businesses and one transfer station business as follows:

	Facility:	Location:	Capacity:
1.	Long Beach EfW	CA	1,380	TPD
2.	Dutchess EfW	NY	450	TPD
3.	Islip EfW	NY	486	TPD
4.	Montgomery EfW	PA	1,200	TPD
5.	York EfW	PA	1,344	TPD
6.	Vancouver EfW	Canada	800	TPD
7.	Abington Trans. St.	PA	940	TPD
Each of the businesses acquired includes a long-term operating contract with the respective municipal client. The Company also acquired a majority ownership stake in the Montgomery facility. The acquired businesses compliment Covanta’s portfolio, which now includes operation of 44 EfW facilities that process approximately 19 million tons of municipal solid waste annually.
We expect to complete this transaction in its entirety by year’s end with the purchase of the operating contract relating to a 3,000 TPD EfW facility in Miami-Dade, Florida.
“The strategic acquisition of Veolia’s North American EfW business compliments our industry leading portfolio. I am proud of our team for moving so quickly to complete this first stage of the acquisition. We’re excited to be welcoming six new clients and a group of talented employees to the Covanta family and will begin integration efforts immediately that will allow us to achieve operational efficiencies,” said Anthony Orlando, President and CEO of Covanta.
Advisors to Covanta
La Compagnie Financière Edmond de Rothschild (Paris) and Latham & Watkins LLP (New York) served as financial and legal advisors, respectively, to Covanta in connection with this transaction.

About Covanta
Covanta Holding Corporation (NYSE:CVA), is an internationally recognized owner and operator of large-scale Energy-from-Waste and renewable energy projects and a recipient of the Energy Innovator Award from the U.S. Department of Energy’s Office of Energy Efficiency and Renewable Energy. Covanta’s 44 Energy-from-Waste facilities provide communities with an environmentally sound solution to their solid waste disposal needs by using that municipal solid waste to generate clean, renewable energy. For more information, visit www.covantaholding.com.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in domestic and international markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not acquire the remaining EfW businesses in the event that certain consents and approvals are not obtained and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.
Contacts
Marisa F. Jacobs, Esq.
Vice President, Investor Relations and Corporate Communications
1-973-882-4196
Vera Carley
Director, Media Relations and Corporate Communications
1-973-882-2439